BancorpSouth, Inc. Investor Presentation July 2012 Exhibit 99.1

Forward Looking Information

Certain statements contained in this presentation and the accompanying slides may not be based on historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements may be identified by reference to a future period or by the use of forward-looking terminology, such as “anticipate,” “believe,” “estimate,” “expect,”
“foresee,” “may,” “might,” “will,” “intend,” “could,” “would” or “plan,” or future or conditional verb tenses, and variations or negatives of such terms. These forward-
looking statements include, without limitation, statements about maturities of our CDs, our strategic focus, revenue growth opportunities, integration of specialty lending lines of business, disposition of OREO, branch optimization, the effectiveness of our new regional management structure, geographic expansion of mortgage originators, expansion of insurance agencies, marketing of foreclosed properties, our ability to exit non-performing and criticized relationships, results of operations and financial condition. We caution you not to place undue reliance on the forward-looking statements contained in this presentation, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors include, but are not limited to, conditions in the financial markets and economic conditions generally, the ongoing debt crisis and the downgrade of the sovereign credit ratings for various nations, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s other real estate owned, limitations on the Company’s ability to declare and pay dividends, the impact of legal or administrative proceedings, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd Frank Act,  and supervision of the Company’s operations, the impact of regulations on service charges on the
Company’s core deposit accounts, the susceptibility of the Company’s business to local economic conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third party vendors to perform, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, the effectiveness of the Company’s internal controls, other factors generally understood to affect the financial results of financial services companies and other factors detailed from time to time in the Company’s press releases and filings with the Securities and
Exchange Commission. Forward-looking statements speak only as of the date they were made, and, except as required by law, we do not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this presentation. Certain tabular presentations may not reconcile because of rounding. Unless otherwise noted, any quotes in this presentation can be attributed to company management.

Illinois
Missouri
Arkansas
Tennessee
Mississippi
Alabama
Louisiana
Texas
Florida
BancorpSouth Bank cities and communities

BancorpSouth

Right Where You Are

Footprint – 260 Bank Locations 3 Locations as of June 30, 2012

Illinois
Missouri
Arkansas
Tennessee
Mississippi
Alabama
Texas
Louisiana
Florida
BancorpSouth Insurance Locations
Securance Group Locations

BancorpSouth®
Right Where You Are

30 Insurance Locations With 157 Licensed Producers 4 Locations and head count adjusted to reflect the acquisition of the assets of The Securance Group, Inc., which closed on July 2, 2012

Illinois
Missouri
Arkansas
Tennessee
Mississippi
Alabama
Louisiana
Texas
Florida
BancorpSouth Mortgage Locations

BancorpSouth
Right Where You Are

72 Mortgage Locations With 98 Originators 5 Locations and head count as of June 30, 2012

Diversified Revenue Stream
Percentages and amounts based on data for the six months ended June 30, 2012
*Excludes net securities gains of $0.3 million and negative MSR valuation adjustment of $0.1 million
Almost 40% of Total Revenue is Derived from Noninterest Sources
Total Noninterest Revenue of $138.7M*

Insurance
Commissions
34%
Mortgage
lending
17%
Card and
merchant fees
11%
Service
charges
22%
Trust income
3%
Other
13%

$71
$87
$81
$82
$87
$23 $23
$0
$200
$400
$600
$800
$1,000
$0
$20
$40
$60
$80
$100
2007 2008 2009 2010 2011 3/31/12 6/30/12
Insurance Commission Revenue Premium Dollars Written

Insurance Commissions
Insurance Commissions Account for Approximately 1/3 of Noninterest Revenue
Fiscal Year
Quarter Ended
Dollars in millions
Premium Dollars Written
Commission Revenue

$10
$13
$30
$34
$31
$11
$15
$0
$500
$1,000
$1,500
$2,000
$0
$10
$20
$30
$40
2007 2008 2009 2010 2011 3/31/12 6/30/12
Mortgage Lending Revenue* Mortgage Production

Mortgage Lending Revenue
Mortgage Production Volume Totaled $444 Million for the Second Quarter
Fiscal Year Quarter Ended
Dollars in millions
*Excludes MSR valuation adjustments
Revenue Production

Core Deposit Franchise
Reduced reliance on public funds
deposits and single service CDs
Noninterest bearing deposits have
grown approximately 10% since June
30, 2011
Cost of total deposits for the quarter
ended June 30, 2012 was 0.56%
Over $1 billion in CDs maturing over the
next two quarters at a weighted average
rate of approximately 0.89%
As of and for the period ended June 30, 2012
(except where otherwise indicated)
$11.0B Total
Deposit Composition

Non-Interest
Bearing
21%
Interest Bearing
DDA
44%
Time
25%
Savings
10%

3.68%
3.75% 3.77%
3.70%
3.69% 3.66%
3.65%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
2007 2008 2009 2010 2011 3/31/12 6/30/12
Stable Net Interest Margin
Fiscal Year
Quarter Ended
Shown on a fully taxable equivalent basis

Strong Core Capital Base
Core capital base consisting of 100% common equity
Continued improvement in capital levels, internally generated and through common stock offering in January 2012

6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
6/30/11 9/30/11 12/31/11 3/31/12 6/30/12
Total capital
Tier I capital
Tier I leverage capital
14.66%
13.41%
10.07%

12 Financial Highlights

Second Quarter Financial Highlights
At and for the three months ended June 30, 2012

Net income of $20.6 million, or $0.22 per diluted share
Continued improvement in many credit quality indicators including the provision for credit losses, total NPLs and NPAs, classified loans, and net charge-offs
Net interest margin remained relatively stable at 3.65%
Mortgage production increased to $444 million, and mortgage lending contributed $14.9 million of non interest revenue excluding a negative
MSR valuation adjustment of $3.8 million
Improving loan production, particularly in the Commercial and
Industrial portfolio
Announced the third quarter acquisition of the assets of The Securance
Group, Inc. which added three locations in Alabama

Net Income
Meaningful Improvement in Profitability Levels

Net Income for quarters ended as of dates shown
Dollars in millions
($2.1)
$8.4
($12.6)
$11.3
$15.8
($0.5)
$12.8
$11.9
$13.3
$22.9
$20.6
($20)
($10)
$0
$10
$20
$30
12/31/09 3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12

NPA Improvement
Dollars in millions
NPLs include non-accrual loans, loans 90+ days past due and restructured loans
NPAs include NPLs and other real estate owned
Total NPAs Have Declined $150 Million Since the Peak at 3/31/11

$236
$302
$409
$394
$425
$380
$363
$322
$285
$267
$59
$68
$83
$133
$136
$151
$163
$174
$168
$144
$295
$370
$492
$528
$561
$531
$525
$496
$453
$411
$100
$200
$300
$400
$500
$600
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12
NPLs OREO

Dollars in millions
Data for quarters ended as of dates shown
Payments Received on Non-Accrual Loans

Payments of over $100 million received on non-accrual loans over the past 5 quarters
$18.2
$20.2
$15.1
$20.6
$27.1
$0
$5
$10
$15
$20
$25
$30
6/30/11 9/30/11 12/31/11 3/31/12 6/30/12

$0
$100
$200
$300
$400
6/30/11 9/30/11 12/31/11 3/31/12 6/30/12
Non-Accrual Lns Paying as Agreed All Other Non-Accrual Lns
Non-Accrual Loans
Dollars in millions
48% 51% 54%
55%
55% of non-accrual loans were paying as agreed as of June 30, 2012
47%

“Paying as Agreed” includes loans < 30 days past due with payments occurring at least quarterly

Dollars in millions
Data for quarters ended as of dates shown
Positive Trend in Net Charge-Offs
% Avg. Loans

$31
$50 $51
$51
$52
$33
$23
$24
$23
$12
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
$0
$10
$20
$30
$40
$50
$60
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12
Net charge-offs Net charge-offs / average loans

Decreased Exposure in CAD Portfolio
Dollars in millions
Net loans and leases
Residential CAD has declined almost 50% over the past 2 years

$601
$570
$523
$456
$420
$393
$377
$342
$317
$288
$1,429
$1,419
$1,336
$1,175
$1,117
$1,061
$977
$908
$858
$835
$0
$400
$800
$1,200
$1,600
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12 6/30/12
Residential CAD All Other Construction, Acquisition and Development

20 Strategic Focus

Revenue Growth Opportunities
Pursue quality loan growth
C&I loans increased $56 million, or 3.9%, during the second quarter
Branch expansion in certain growth markets
Continue to focus on fee revenue growth
Grow insurance line business, organically and through acquisition opportunities (recently acquired the assets of The Securance Group, Inc.)
Expand mortgage footprint into new markets through additions to mortgage origination team
Integration of specialty lending lines of business into the general banking organization structure

Specialty Lending Lines of Business
Corporate Banking
Commitment to growing lending group
Small Business Lending
Equipment Leasing
10 commercial territory managers covering 14 states
Leasing portfolio totals over $500 million as of June 30, 2012
Production volume of approximately $120 million during the first half of 2012
Centralized Consumer Lending Outreach

Efficiency Opportunities

Focus on disposition of other real estate owned
Branch optimization
Closed 22 branches during 2011
Continue to evaluate the performance and potential of all branches
Monitoring of headcount
Total head count down approximately 3.5%, over the past 3 years despite hiring of additional mortgage originators and credit support staff as well as new branch openings in certain markets
Geographic reorganization of general bank from 10 regions to 4 regions

Summary
Consistent core earnings with almost 40% of total revenue
derived from noninterest sources
Focus on expanding mortgage originators geographically
Continue to seek opportunities for expansion in insurance
Continued progress in improving asset quality
Continue to aggressively market foreclosed properties
Continue efforts on directed exits of non-performing and criticized relationships
Measurable increases in profitability levels
Strategic focus on revenue growth opportunities
Efficiency and expense control initiatives
Data as of and for the quarter ended June 30, 2012